A. M. Castle & Co.®

A.M. Castle & Co.

Discussion Materials

March 2017

Table of Contents



I. Recent Performance and Trends

Recent Performance and Trends

Recent Results

- As projected last year, the Company has achieved a material improvement in financial performance through YTD February 2017
  - Positive EBITDA including and excluding non-cash FX impact
  - Exceeded internal budget targets (submitted to Ducera) for volume, gross margin and operating expense
  - YoY EBITDA improvement of $6.1 million
    - Volume up 4.1%
    - Gross margins up 140 bps
    - Margin per lb. up 6.0%
    - Operating expenses down 12.3%
    - Operating expenses per ton down 15.9%

YTD 2017 Commentary	

Volume	• Exceeded total volume growth targets
	  ◦ Transactional: favorable to budget by 11.1%
	  ◦ Contractual: unfavorable to budget by 3.4%
	    ▪ Primarily due to UK branch

Sales / Pricing	• Consolidated: 0.7% unfavorable vs. budget
	  ◦ Transactional: 3.5% favorable vs. budget
	  ◦ Contractual: 4.0% unfavorable vs. budget
	• Consolidated price / lb. up 0.4% vs. prior year period (4.7% below budget)

Operating Expenses	• Expense reduction plan achieved expected results ◦ Relocation of business to Janesville from other branches deferred to 2H17 when further expenses reductions will be realized
Branch Operational Issues	• Dallas branch achieved positive EBITDA; decision to close deferred • UK branch generated negative EBITDA; to be merged into new French facility ◦ New French facility operational but short term start up issues impacting EBITDA by $188k. Will be resolved in Q2 • Los Angeles branch continues to generate negative EBITDA; recovery plan implemented

Recent Performance and Trends

Recent Results (cont.)

- YTD February 2017 P&L results and preliminary balance sheet as of February 28, 2017 summarized below
  - "Covenant" EBITDA was positive in both January and February 2017
    - YTD "Covenant" EBITDA $1.3 million vs. Q1 covenant of $2.0 million
    - "Covenant" EBITDA exceeded plan by $540k
  - $25.6 million of global unrestricted cash as of 2/28/17
  - Inventory: DSI reduced to 142 days

YTD February 2017 Results (1)

($, millions)		YTD Feb 2017
Total net sales	$	87.8
Cost of sales		65.0
Gross profit	$	22.8
% of net sales		*26.0%*
Cash operating expenses	$	21.4
% of net sales		*24.4%*
Depreciation & amortization		2.6
Total operating expenses	$	23.9
Operating income	$	(1.1)
% of net sales		*-1.3%*
Adjusted non-GAAP EBITDA (2)	$	1.3
% of net sales		***1.5%***
EBITDA, including non-cash items (3)	$	1.1
% of net sales		***1.3%***
Price / lb.	$	1.46
Volume (in lbs.)		60,081
Lbs. / work day (thousands)		1,465

($, millions)		2/28/17
Assets		
Cash and equivalents	$	25.6
Accounts receivable		74.6
Inventory, net		154.5
Other current assets		13.7
Total current assets	$	268.4
Fixed assets, net		48.8
Other assets		22.5
Total assets	**$**	**339.7**
Liabilities and Equity		
Liabilities		
Accounts payable	$	48.4
Other current liabilities		23.4
Deferred tax, gain & other		24.9
Long term debt		286.8
CPLTD		0.1
Total liabilities	$	383.5
Equity		(43.8)
Total liabilities and equity	**$**	**339.7**

(1) Preliminary
(2) Defined as EBITDA under first lien term loan agreement. Includes transactional FX and cash restructuring costs
(3) Includes non-cash operating expense and non-cash FX

Recent Performance and Trends

YTD 2017 Announced Price Increases

- The table below reflects a representative sample of the Company's products and recent price movements for those products
- Flat roll prices showed significant upward movement in 2016 and into 2017
    - Only ~8% of the Company's business is in these products
- Upward movement finally seen in 2017 in Company's core products, bar and aluminum
- Scrap surcharges continue to increase

Recent Price Increases

Product Type	Sub-Category	Price Increase Announced
Carbon Alloy Plate		
03/06/17 - 03/07/17		\$30 - \$40/ton
01/23/17 - 01/24/17		\$50/ton
01/10/17 - 01/11/17		\$40/ton
12/21/16 - 12/22/16		\$50/ton
Stainless Plate		
04/01/17		\$0.02/lb
Bar		
03/13/17	*Cold Finished*	\$2.00/CWT
04/01/17	*Hot Rolled*	\$1.50/CWT
Aluminum		
02/01/17	*Sheet and Plate*	5%

Recent Performance and Trends

Steel Input Cost History


Zinc 3 month Futures
($ / MT)
$3,500
$2,800
$2,100
$1,400
$700
$-
1/1/13
4/1/13
7/1/13
10/1/13
1/1/14
4/1/14
7/1/14
10/1/14
1/1/15
4/1/15
7/1/15
10/1/15
1/1/16
4/1/16
7/1/16
10/1/16
1/1/17


Nickel Spot Price
($ / MT)
$25,000
$20,000
$15,000
$10,000
$5,000
$-
1/1/13
4/1/13
7/1/13
10/1/13
1/1/14
4/1/14
7/1/14
10/1/14
1/1/15
4/1/15
7/1/15
10/1/15
1/1/16
4/1/16
7/1/16
10/1/16
1/1/17


US Midwest Busheling Ferrous Scrap (AMM) Futures
($ / LT)
$500
$400
$300
$200
$100
$-
1/1/13
4/1/13
7/1/13
10/1/13
1/1/14
4/1/14
7/1/14
10/1/14
1/1/15
4/1/15
7/1/15
10/1/15
1/1/16
4/1/16
7/1/16
10/1/16
1/1/17


LME & CME Aluminum Spot Price
($ / MT)
($ / lb)
LME Spot Price
CME Spot Price
$2,500
$2,000
$1,500
$1,000
$500
$-
$2.50
$2.00
$1.50
$1.00
$0.50
$-
1/1/13
4/1/13
7/1/13
10/1/13
1/1/14
4/1/14
7/1/14
10/1/14
1/1/15
4/1/15
7/1/15
10/1/15
1/1/16
4/1/16
7/1/16
10/1/16
1/1/17
London Mercantile Exchange
Chicago Mercantile Exchange

Source: Bloomberg, Platts Metals Week.

Recent Performance and Trends

Steel Input Cost History (cont.)

FerroChrome Spot Price


($ / lb)
$2.30
$2.25
$2.20
$2.15
$2.10
$2.05
1/1/13
4/1/13
7/1/13
10/1/13
1/1/14
4/1/14
7/1/14
10/1/14
1/1/15
4/1/15
7/1/15
10/1/15
1/1/16
4/1/16
7/1/16
10/1/16
1/1/17

Molybdenum Spot Price


($ / MT)
$35,000
$28,000
$21,000
$14,000
$7,000
$-
1/1/13
4/1/13
7/1/13
10/1/13
1/1/14
4/1/14
7/1/14
10/1/14
1/1/15
4/1/15
7/1/15
10/1/15
1/1/16
4/1/16
7/1/16
10/1/16
1/1/17

Source: Bloomberg.



II. Long-Term Forecast

Long-Term Forecast

Transaction Assumptions

Transaction Assumptions	

Restructuring Support Agreement	• Effective March 31, 2017 (the "RSA Date")
	• As of the RSA Date:
	  ▪ Interest accrued for the 12.75% Second Lien Notes due 2018 and 5.25% Third Lien Notes due 2019 ceases (the "Interest Accrual")
	  ▪ 11.0% First Lien Term Loan interest rate is modified to 6.0% cash pay and 5.0% PIK pay
	  ▪ 40% of professional advisory fees are deemed earned and paid

Post-Transaction Capital Structure	• $125 million first lien ABL revolver (the "New ABL")
	  ▪ Governed by collateral availability formula subject to $[25] million global availability block
	• $10 million of new first lien secured financing against the Company's foreign assets (the "Foreign Facility")
	• $135 million of new 3.00% second lien convertible notes (the "New Notes")
	  ▪ $100 million issued to 12.75% Noteholders in exchange for existing $177.0 million of 12.75% Notes
	  ▪ $35 million rights offering structured as New Notes

Effective Date	• July 31, 2017
	• As of the Effective Date:
	  ▪ New capital structure comprised of New ABL, Foreign Financing and 3.00% Convertible Notes is effective
	  ▪ Interest Accrual is repaid in cash
	  ▪ 11.0% First Lien Term Loan, including 2.0% Exit Fee is repaid in full
	  ▪ Remaining 60% of professional advisory fees are paid

Employees / Management	• Costs associated with any Key Employee Incentive Plan are not explicitly reflected
Professional Advisory Fees	• $[12.0] million in legal and financial advisory professional fees for Company and bondholders budgeted • 40% earned and paid on RSA Date. 60% earned and paid on the Effective Date

Long-Term Forecast

Transaction Sources and Uses

- Sources
  - New $125 million first lien asset-based revolver (the "New ABL")
  - $10 million of new first lien secured financing against the Company's foreign assets
  - $135 million of New 3.0% Convertible Notes due 2022
    - $100 million exchanged for $177.0 million of 12.75% Second Lien Notes due 2018
    - $35 million of New Money utilized to partially repay the Company's existing 11.0% First Lien Term Loan
  - $17.8 million of global unrestricted cash (reflects payment of 40% of professional advisory fees, ~$4.8 million)
- Uses
  - Full repayment of 11.0% First Lien Term Loan inclusive of PIK interest ($101.2 million)
  - Payment of remaining transaction and lender fees and expenses
    - Includes 2.0% Exit Fee payable to First Lien Term Loan, 1.0% upfront fee payable to the New ABL lenders and payment of remaining 60% of professional advisory fees ~ $7.2 million)
  - Repayment of Accrued Interest totaling $6.9 million
  - $10.0 million of minimum cash post-transaction

Transaction Sources and Uses (July 31, 2017)

Sources of Funds			Total Uses of Funds		
New Revolving Credit Facility	$	65.8	Refinance 11.0% First Lien Term Loan due 2018	$	101.2
New Second Lien Convertible Notes Due 2022		135.0	Refinance 12.75% Noteholder Claim (New Notes)		100.0
New Foreign First Lien Financing		10.0	Minimum Cash		10.0
Cash from Balance Sheet		17.8	Transaction and Lender Fees & Expenses		10.5
			12.75% and 5.25% Notes - Accrued Interest Repayment		6.9
Total Sources	**$**	**228.6**	**Total Uses**	**$**	**228.6**

Long-Term Forecast

Income Statement Assumptions

2017 – 2021 Income Statement Assumptions	

Overview	▪ Forecast scenario assumes:
	  ▪ A acceptable amendment to the existing 11.0% first lien term loan is obtained and ongoing customer and vendor relationships are not negatively impacted
	  ▪ Existing long-term price / volume market environment; below normalized market
	  ▪ Company operates with an capital structure in line with industry participants
	▪ No potential, accretive "tuck-in" acquisitions are reflected

Sales Forecast Methodology	▪ Primarily based on (i) work days in forecast period, (ii) volume / day and (iii) price / lb. for transactional and contractual volume

Transactional Volume	▪ 2018 – 2019: 3.0% year-over-year growth
	▪ 2020 – 2021: 2.0% YoY growth
	▪ Transactional conversion rate improvement:
	  ▪ 2017-2019: gradual improvement of transaction conversion rate from 35.2% in 2017 to 42.7% in 2019+
	  ▪ Continuation of improved conversion rate: 2015: 31.2%; 2016 32.9%
	  ▪ Industry norm is +/- 50%
	  ▪ Further supported by increased self-sufficiency at branch level, achieving market competitive lead times and pricing
	▪ Transactional volume growth of 14.8% in 2016 vs. 2015

Contractual Volume	▪ 2018: 5.0% YoY growth ▪ 2019 – 2020: 8.0% YoY growth ▪ 2021: 4.0% YoY growth ▪ Company's volume shift towards long-term contractual / transactional volume split in normalized market environment
Pricing	▪ 2017: reflects Company's base forecast presented to its Board of Directors and Ducera ▪ 2018+: no price increases reflected (note that some growth is implied based on change in mix over the Forecast Period)
Gross Margins	▪ 2017: reflects Company's base forecast presented to its Board of Directors and Ducera ▪ 2018: no change vs. 2017 (any change is based on change in mix) ▪ 2019: 150 bps increase in Contractual Volume; no change in Transactional Volume ▪ 2020 – 2021: no change

Long-Term Forecast

Income Statement Assumptions (cont.)

2017 – 2021 Income Statement Assumptions	
Operating Expenses	• Includes annual inflation factor • Operating expenses on any growth volume is reflected at 7.0% of sales
Cost Savings	• 2018: ~$1.0 million of annual savings reflected in Corporate and Shared Services • ERP modification capex in 2018 and 2019 drives ~$1.0 million of annual savings in Sales expense beginning in 2H 2019
Income Taxes	• Company is assumed to be cash tax payer on any earnings before taxes at a 35.0% tax rate • Assumption is subject to modification following pending analysis by Company's tax consultants
Reorganization Items	• Estimated expense associated with transaction as of Effective Date • 100% non-cash • Fresh start adjustments are not reflected

Long-Term Forecast

Castle Historical Pricing

- Historically, Castle has experienced significantly higher pricing in its Aerospace and Industrial end markets
- 2010 – 2014 pricing / lb. ranged from $1.64 to $1.79 and averaged $1.74
  - ~17.6% higher vs. 2016
  - ~16.8% higher vs. the 2017 budget
- During 2010 – 2012, the average price / lb. for aerospace and industrial products was $1.71 / lb., approximately 15.5% higher vs. 2016
- **The Company's long-term forecast does not include any explicit price increases**


Castle 2010 – YTD 2016 Blended Pricing / lb.
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$1.74
$1.74
$1.79
$1.77
$1.64
$1.55
$1.48
$1.49
$1.74
2010
2011
2012
2013
2014
2015
2016
2017 Budget
2010 - 2014 Avg.


Castle Historical Estimated Pricing / lb. by End Market
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$4.67
$1.42
$1.73
$4.91
$1.37
$1.66
$5.69
$1.36
$1.73
$4.32
$1.17
$1.61
$3.89
$0.95
$1.46
$5.10
$1.38
$1.71
2010
2011
2012
2015
2016
2010 - 2012 Avg.
Aerospace
Industrial
Aero + Industrial

Long-Term Forecast

Cash Flow / Balance Sheet Assumptions

2017 – 2021 Cash Flow / Balance Sheet Assumptions	

Capital Expenditures	▪ Maintenance: $6.0 million per year
	▪ Growth:
	  ▪ $4.0 million for estimated ERP process modification capex. Does not reflect full upgrade and / or replacement
	    ▪ $2.0 million in Q4 '18; $2.0 million in Q2 '19
	  ▪ Expenditure supports improved working capital management and ~$1.0 million annual reduction in operating expenses described above

2017 Liquidity	▪ Assumes consensual restructuring process which does not negatively impact Company's near-term working capital cycle ▪ 2017 liquidity forecast remains subject to management review
Asset Valuation	▪ Fresh start adjustments are not reflected

ABL Revolver	▪ Availability governed by collateral advance rates:
	  ▪ Accounts receivable: 85% of eligible accounts
	  ▪ Inventory: 60% net advance against eligible inventory (85% x NOLV)
	▪ $25 million availability block assumed as of the Effective Date (which further reduces collateral availability)
	  ▪ Assumed to be reduced to $12.5 million after six months (January 1, 2018) and eliminated after 12 months (July 1, 2018)
	▪ Explicit advance rates for owned machinery and equipment and real estate are not included
	▪ Cash interest rate of 1 month LIBOR + 400 bps reflected (inclusive of forward LIBOR curve)

Foreign Facility	▪ Held constant at $10.0 million ▪ Collateral includes TBD foreign accounts receivable and inventory at the Company's foreign jurisdictions ▪ Cash interest rate of 1 month LIBOR + 400 bps reflected (inclusive of forward LIBOR curve)
3.00% Convertible Notes	▪ Held constant at $135.0 million ▪ Cash interest rate of 3.00% per annum reflected; paid semi-annually on January 31st and July 31st each year
Minimum Cash	▪ Held constant at $10.0 million

Long-Term Forecast

Cash Flow / Balance Sheet Assumptions (cont.)

2017 – 2021 Cash Flow / Balance Sheet Assumptions	

Inventory	• DSI: assumed to improve from ~138 days in 2017 to ~120 days in 2021
	  ▪ Improvement in 2019+ partially driven by ERP upgrade / modification
	  ▪ ~ 18 days cumulative improvement from 2017 through 2021
	• Ineligible Inventory for New ABL borrowing base set equal to 6.5% of Gross Inventory

Accounts Receivable	• DSO: improvement from 2017 budget to ~44 days in 2021 • ~2.5 days cumulative benefit
Accounts Payable	• DPO: ~44 – 45 days in 2021 representing a ~3 - 4 days cumulative benefit
Property, Plant and Equipment	• Maintenance and growth capex depreciated on straight-line basis over a 5-year period
Other Assets and Liabilities	• Held constant throughout the Forecast Period
Financing / Transaction Fees	• Amortized on straight-line basis over a 5-year period

Long-Term Forecast

Transactional Volume

- The Forecast assumes the Company improves its conversion rate on transactional orders
  - The Company experienced 14.8% growth in transactional volume in 2016
  - January 2017 conversion of all quoted lines (transactional and contractual) increased by 27 bps vs. 2016
  - Despite recent improvement vs. prior periods, Castle's conversion rate was below the industry average of ~50% (management estimate)
- The Company expects to improve its transactional conversion rate by:
  - Adding Company trained, high-performing sales personnel
  - Further modifying its sales personnel incentive program
  - Utilization of new tools developed in 2H 2016 for its sales personnel
  - Strategic placement of inventory and
  - Improvements to its ERP system

Transactional Volume: Conversion Improvement (No Growth in Quotes vs. 2016)

Item	References	Amount
2016 Total Transactional Pounds		174,882,521
[a] 2016 Total Transactional Orders		170,182
[b] Pounds / Order		1,028
[c] 2016 Transactional Quotes		516,501
2016 Transactional Conversion Rate vs. Orders		**32.9%**
[d] 2017 lbs. growth due to Conversion Improvement		12,000,000
Avg. Pounds / Order	[b]	1,028
[e] Amount of Additional Orders	[d] / [b]	11,677
2017 Conversion Rate (vs. 2016 Quotes)	([a] + [e]) / [c]	**35.2%**
2017 Required Conversion Rate Increase (vs. 2016 Rate)		**2.3%**
[f] 2018 - 2019 lbs. growth due to Conversion Improvement		40,000,000
[g] Q1 2019+ Conversion Improvement Run-Rate	[d] + [f]	52,000,000
Avg. Pounds / Order	[b]	1,028
[h] Amount of Additional Orders	[g] / [b]	50,602
Q1 2019+ Conversion Rate (vs. 2016 Quotes)	([a] + [h]) / [c]	**42.7%**
Q1 2019+ Required Conversion Rate Increase (vs. 2016 Rate)		**9.8%**

Long-Term Forecast

Contractual Volume

- The Forecast also assumes a moderate recovery occurs for existing contractual customers
  - As financial performance for the Company's heavy industrial customers improve, the Company expects contractual volumes generated from these customers to moderately improve
- 2016 contractual volume vs. 2013 – 2014 averages for selected "blue chip" contractual customers is summarized
  - As of 2016, these accounts experienced material reductions in volume, sales $ and price / lb. vs. 2013 / 2014 levels
  - Note that the Company's 2017 forecast does not reflect material improvement in these accounts
- Company continues to sign new contractual business

Contractual Volume: Selected Blue Chip Account History

Account	2013 / 2014 (average)			2016			2017		
	Sales	Pounds	$ / LB	Sales	Pounds	$ / LB	Sales	Pounds	$ / LB
Customer 1	$ 14,159	24,193,086	$ 0.59	$ 7,696	16,101,595	$ 0.48	$ 8,289	17,729,271	$ 0.47
Customer 2	7,634	9,052,067	0.84	3,785	5,695,724	0.66	4,607	6,255,896	0.74
Customer 3	13,069	5,816,948	2.25	10,110	4,812,288	2.10	8,962	4,267,345	2.10
Customer 4	4,240	3,576,067	1.19	3,913	3,580,294	1.09	3,722	3,431,080	1.08
Customer 5	5,934	5,024,382	1.18	3,178	3,179,809	1.00	3,260	3,172,402	1.03
Customer 6	14,399	2,208,245	6.52	11,569	2,118,134	5.46	11,502	1,861,824	6.18
Customer 7	3,030	2,743,208	1.10	2,079	2,012,379	1.03	2,050	1,708,750	1.20
Customer 8	5,586	6,027,510	0.93	3,373	4,460,939	0.76	2,899	3,959,910	0.73
Customer 9	2,453	3,973,167	0.62	3,726	7,750,974	0.48	3,489	7,566,177	0.46
Subtotal	$ 70,504	62,614,681	$ 1.13	$ 49,429	49,712,135	$ 0.99	$ 48,780	49,952,655	$ 0.98
H / (L) vs. 2013 / 2014	**n/a**	**n/a**	**n/a**	**$ (21,075)**	**(12,902,545)**	**$ (0.13)**	**$ (21,724)**	**(12,662,026)**	**$ (0.15)**

Long-Term Forecast

2017 – 2021 Income Statement

2017 – 2021 Projected Income Statement

($, millions)	Fiscal Year Ended, 12/31/17	12/31/18	12/31/19	12/31/20	12/31/21
Total Net Sales	$ 569.9	$ 646.1	$ 704.0	$ 741.4	$ 760.5
Cost of Sales	420.9	475.5	512.7	540.5	554.6
Gross Profit	$ 149.0	$ 170.6	$ 191.3	$ 200.9	$ 205.9
% of net sales	*26.1%*	*26.4%*	*27.2%*	*27.1%*	*27.1%*
Cash Operating Expenses	$ 133.1	$ 141.9	$ 147.6	$ 153.2	$ 157.4
% of net sales	*23.4%*	*22.0%*	*21.0%*	*20.7%*	*20.7%*
Depreciation & Amortization	15.4	13.6	13.6	13.7	13.7
Total Operating Expenses	$ 148.5	$ 155.5	$ 161.2	$ 166.9	$ 171.1
Operating Income	**$ 0.4**	**$ 15.0**	**$ 30.1**	**$ 34.0**	**$ 34.9**
% of net sales	*0.1%*	*2.3%*	*4.3%*	*4.6%*	*4.6%*
Interest Expense	15.6	8.5	8.5	7.2	5.4
Reorganization Items	87.3	-	-	-	-
Pre-Tax Income	**$ 72.2**	**$ 6.5**	**$ 21.6**	**$ 26.8**	**$ 29.4**
Taxes	0.3	2.4	7.6	9.4	10.3
Net Income / (Loss)	**$ 71.9**	**$ 4.2**	**$ 14.1**	**$ 17.4**	**$ 19.1**
EBITDA	**$ 15.8**	**$ 28.6**	**$ 43.7**	**$ 47.7**	**48.5**
% of net sales	*2.8%*	*4.4%*	*6.2%*	*6.4%*	*6.4%*

Long-Term Forecast

2017 – 2021 Cash Flow Statement

2017 – 2021 Projected Cash Flow Statement

($, millions)	Fiscal Year Ended,				
	12/31/17	12/31/18	12/31/19	12/31/20	12/31/21
Operating Activities:					
Net Income	$ 71.9	$ 4.2	$ 14.1	$ 17.4	$ 19.1
Depreciation & Amortization and Other Non Cash	13.6	10.6	10.6	10.6	10.6
New Capitalized Financing Fees	(1.2)	3.1	3.1	3.1	3.1
- / (+) in Other Working Cap	(1.7)	-	-	-	-
(-) / + in Accrued Interest	0.7	-	-	-	-
(-) / + in A/R	(2.1)	(15.0)	(6.7)	(1.9)	(7.9)
(-) / + in Inventory	(2.1)	(22.9)	(4.6)	4.3	(5.6)
- / (+) in Accounts Payable	7.4	14.9	4.4	2.5	4.2
Cash Flow From Operations	**$ 86.6**	**$ (5.2)**	**$ 20.8**	**$ 36.0**	**$ 23.6**
Capital expenditures	$ (6.3)	$ (8.0)	$ (8.0)	$ (6.0)	$ (6.0)
Assets Held for Sale	-	-	-	-	-
Cash Flow From Investing	**$ (6.3)**	**$ (8.0)**	**$ (8.0)**	**$ (6.0)**	**$ (6.0)**
(-) / + in New Revolving Credit Facility	$ 47.9	$ 13.2	$ (12.8)	$ (30.0)	$ (17.6)
(-) / + in New Foreign First Lien Financing	10.0	-	-	-	-
(-) / + in New Second Lien Notes Due 2022	135.0	-	-	-	-
(-) / + in 11.0% First Lien Term Loan due 2018	(99.5)	-	-	-	-
(-) / + in 12.75% Senior Secured Notes due 2018	(177.0)	-	-	-	-
(-) / + in 5.25% Convertible Notes due 2019	(22.3)	-	-	-	-
Cash Flow From Financing	**$ (105.9)**	**$ 13.2**	**$ (12.8)**	**$ (30.0)**	**$ (17.6)**
Net Change in Cash	$ (25.6)	$ 0.0	$ 0.0	$ -	$ (0.0)
Beginning Cash Balance	35.6	10.0	10.0	10.0	10.0
Ending Cash Balance	$ 10.0	$ 10.0	$ 10.0	$ 10.0	$ 10.0

Long-Term Forecast

2017 – 2021 Balance Sheet

($, millions)	Fiscal Year Ended,				
	12/31/17	12/31/18	12/31/19	12/31/20	12/31/21
Assets					
Current Assets					
Cash and Equivalents	$ 10.0	$ 10.0	$ 10.0	$ 10.0	$ 10.0
Accounts Receivable	66.5	81.5	88.2	90.1	98.0
Other Current Assets	12.5	12.5	12.5	12.5	12.5
Net Inventory	148.9	171.8	176.4	172.1	177.7
Total Current Assets	**$ 238.0**	**$ 275.8**	**$ 287.1**	**$ 284.7**	**$ 298.2**
Long Term Assets					
Other Long Term Assets	19.2	19.2	19.1	19.1	19.0
PP&E	46.5	44.0	41.5	36.9	32.3
Capitalized Financing Fees	13.5	10.5	7.4	4.3	1.3
Total Long Term Assets	**$ 79.2**	**$ 73.6**	**$ 68.0**	**$ 60.3**	**$ 52.6**
Total Assets	**$ 317.2**	**$ 349.5**	**$ 355.2**	**$ 345.0**	**$ 350.8**
Liabilities and Equity					
Short Term Liabilities					
Other Current Liabilities	18.4	18.4	18.4	18.4	18.4
Accounts Payable	42.6	57.5	61.9	64.4	68.7
Interest Accrual	1.7	1.7	1.7	1.7	1.7
Total Short Term Liabilities	**$ 61.0**	**$ 75.9**	**$ 80.3**	**$ 82.8**	**$ 87.1**
Long Term Debt					
New Revolving Credit Facility	47.9	61.1	48.2	18.2	0.6
New Foreign First Lien Financing	10.0	10.0	10.0	10.0	10.0
New Last Out Term Loan	-	-	-	-	-
New Second Lien Notes Due 2022	135.0	135.0	135.0	135.0	135.0
11.0% First Lien Term Loan due 2018	-	-	-	-	-
12.75% Senior Secured Notes due 2018	-	-	-	-	-
5.25% Convertible Notes due 2019	-	-	-	-	-
Derivative Liability / Other Debt Discounts	-	-	-	-	-
Total Long Term Debt	**$ 192.9**	**$ 206.1**	**$ 193.2**	**$ 163.2**	**$ 145.6**
Other Long Term Liabilities					
Total Long Term Liabilities	**$ 192.9**	**$ 206.1**	**$ 193.2**	**$ 163.2**	**$ 145.6**
Shareholders' Equity	$ 36.8	$ 40.9	$ 55.0	$ 72.4	$ 91.5
Total Liabilities and Equity	**$ 290.6**	**$ 322.9**	**$ 328.5**	**$ 318.4**	**$ 324.2**

Long-Term Forecast

2017 – 2021 Borrowing Base Projection

- Advance rates:
  - Consistent with Company's prior traditional ABL revolving credit agreement
  - Includes advances against US and Canadian eligible inventory and eligible accounts receivable
  - No advance rates included for owned real estate and / or machinery & equipment
- Availability block:
  - An additional $25.0 million availability block is applied to collateral availability through Q4 2017
  - The availability block is assumed to drop to $12.5 million after Q2 2018 and zero thereafter

2017 – 2021 Projected Borrowing Base

($, millions)	Opening	Fiscal Year Ended,				
	7/31/17	12/31/17	12/31/18	12/31/19	12/31/20	12/31/21
Book Value of Accounts Receivable, US + CAD	$ 51.2	$ 46.6	$ 60.1	$ 64.1	$ 62.9	$ 66.1
(-) Ineligibles	(10.0)	(9.1)	(11.8)	(12.6)	(12.3)	(12.9)
Net Accounts Receivable	**$ 41.2**	**$ 37.4**	**$ 48.3**	**$ 51.5**	**$ 50.6**	**$ 53.1**
Advance Rate	85.0%	85.0%	85.0%	85.0%	85.0%	85.0%
Accounts Receivable Collateral Contribution	**$ 35.0**	**$ 31.8**	**$ 41.1**	**$ 43.8**	**$ 43.0**	**$ 45.2**
Book Value of Inventory, US + CAD	$ 116.5	$ 108.8	$ 126.2	$ 129.0	$ 125.2	$ 129.2
(-) Ineligibles	(7.6)	(7.1)	(8.3)	(8.4)	(8.2)	(8.5)
Net Inventory	**$ 108.9**	**$ 101.6**	**$ 117.9**	**$ 120.5**	**$ 117.0**	**$ 120.8**
Advance Rate	60.0%	60.0%	60.0%	60.0%	60.0%	60.0%
Inventory Collateral Contribution	**$ 65.3**	**$ 61.0**	**$ 70.8**	**$ 72.3**	**$ 70.2**	**$ 72.5**
Total Collateral Contribution	**$ 100.3**	**$ 92.8**	**$ 111.8**	**$ 116.1**	**$ 113.2**	**$ 117.6**
Maximum Commitment	$ 125.0	$ 125.0	$ 125.0	$ 125.0	$ 125.0	$ 125.0
Lesser of Max. Commitment and Total Collateral	**$ 100.3**	**$ 92.8**	**$ 111.8**	**$ 116.1**	**$ 113.2**	**$ 117.6**
(-) Availability Block	$ (25.0)	$ (25.0)	$ -	$ -	$ -	$ -
(-) Closing Balance	(65.8)	(55.0)	(65.8)	(58.7)	(33.1)	(4.1)
Excess Borrowing Availability	**$ 9.5**	**$ 12.8**	**$ 46.0**	**$ 57.4**	**$ 80.1**	**$ 113.6**
Liquidity Summary						
Excess Borrowing Availability	$ 9.5	$ 12.8	$ 46.0	$ 57.4	$ 80.1	$ 113.6
(+) Cash	10.0	10.0	10.0	10.0	10.0	10.0
Total Liquidity	**$ 19.5**	**$ 22.8**	**$ 56.0**	**$ 67.4**	**$ 90.1**	**$ 123.6**

A. M. Castle & Co.

A.M. Castle & Co.

Supplemental Discussion Materials

March 2017

Supplemental Materials

Estimated Market Opportunity

- Based on information provided by the Metal Service Center Institute (the "MSCI"), the Company's current market share is minor
  - Total tonnage shipped information provided by industry participants
  - Includes only US activity
  - The MSCI does not track certain of the Company's core product types including but not limited to nickel and titanium
- **The Company's market share for 2016 ranged between 0.17% and 2.68% for MSCI tracked product types**
  - **Although the Company expects healthy improvement in transactional volume, these increases are minor when assessing implied market share improvement**
- Other observations:
  - While industry tons are lower for stainless and aluminum product, these product types can cost ~ 5x – 10x more than carbon (e.g. carbon plate sells for ~$700 / ton while aluminum plate sells for ~8x this amount)
  - MSCI product descriptions do not fully align with Castle's product offering (e.g. Castle offers mostly heat treated aluminum plate while MSCI aluminum plate includes all sub-categories)

2016 Market Share by Product Type (1) (2)

Select Products	Industry Tons	Castle Share
Carbon Bar	2,379	2.68%
Carbon Plate	3,259	0.29%
Carbon Pipe / Tube	2,300	0.17%
Stainless Bar	226	2.46%
Stainless Plate	253	0.29%
Stainless Pipe / Tube	116	0.19%
AL Rod and Bar	328	0.79%
AL Sheet / Coil	633	0.27%
AL Plate	234	2.50%

(1) Source: Metal Service Center Industry ("MSCI") YTD 2016 Report
(2) US only
(3) Note that the MSCI does not track all of the Company's core products

Supplemental Materials

Historical Transactional Conversion Rates

- On an trailing twelve month basis, the Company has improved its transactional quote conversion rates since Q2 2015
  - Q2 2015 concurrent with installation of current management team
  - 1.7% improvement in 2016 vs. 2015
  - Further 0.5% improvement for LTM February 2017 vs. 2016
    - January - February 2017 period is estimated at 35.6% (2.7% higher vs. full year 2016 results)

Historical LTM Transactional Quote Conversion Rates (1) (2)


36%
35%
34%
33%
32%
31%
30%
29%
28%
31.0%
30.8%
31.2%
31.8%
32.8%
32.8%
32.9%
33.4%
35.6%
LTM Q2 '15
LTM Q3 '15
LTM Q4 '15
LTM Q1 '16
LTM Q2 '16
LTM Q3 '16
LTM Q4 '16
LTM Feb '17
Jan '17 - Feb '17

(1) LTM period through February 2017 defined as Q2 2016 – February 2017
(2) Historical periods excludes activity related to Company's operations in Houston and Edmonton (divested), aged inventory lines in Q4 2016 and Metal Man Quote Lines

Supplemental Materials

Overview of Pipeline Development / Targeting Tool

- The Company's pipeline tool allows the commercial organization to inform growth priorities associated with transactional business, contract share expansion and new products

Illustrative Pipeline / Targeting Tool Information by Customer			
Profile	**Targeting**	**Pipeline Management**	**Detailed Financials**
• *2015 Lbs.* • *2016 Lbs. (Proj.)* • *2016 Lbs. (Actual)* • *Growth Rate (CAGR)* • *2016 % Lbs. Steel* • *2016 Price / Lb.* • *2016 Var. Profit / Lb.* • *2016 Revenue (Proj.)* • *2016 Var. Profit Margin*	• *Customer Status* • *Price Method* • *Completed Survey (Y/N)* • *Need-Based Segment* • *Accessibility Score* • *Competitive Score* • *Accessible Lbs. Range* • *FTT Attractiveness*	• *2015-16 Quotes* • *2015-16 Orders* • *2016 Quote Trend* • *2016 Order Trend* • *2015 Conversion* • *2016 Conversion (YTD)* • *2016 Conversion Trend* • *2015 Volume* • *2016 Volume (Proj.)* • *2016 Volume Trend*	• *2015, by product* *Total Lbs.* *Total Revenue* *Avg. Price / Lb.* *Gross Profit %* *GP / Lb.* • *2016 , by product* *(Same info above)*

- The table below is an illustrative excerpt from the Company's pipeline tool which demonstrates how team members can leverage the analysis to monitor progress against key transactional targets at a given branch location

Illustrative Pipeline Tool Summary

Customer	2016 Volume	YTD Growth	Var Profit/lb	Current SOW	Segment	Net Lbs Minus NP	% Accessible	FTT Accessible Lbs Minus NP	FTT EBITDA Minus NP	Top Competitor	15 v '16 Order Trend	15 v '16 Conversion Trend
Customer 1	379	0%	$0.33	0.01%	Value Added Services	2,080,871	10%	208,087	$68,530	Company 1	Increasing	Increasing
Customer 2	0	0%	$0.29	0.00%	Price	1,617,500	10%	161,750	$47,407	Company 2	-	Increasing
Customer 3	5,913	0%	$0.52	1.29%	Price	389,920	10%	38,992	$20,111	Company 3	Increasing	Increasing
Customer 4	4,033	-57%	$0.66	0.00%	n/a	17,956	75%	13,467	$8,899		Decreasing	Decreasing

Supplemental Materials

Long-Term Forecast Sensitivity Analysis

- The Company's base case forecast assumes 100% achievement of transactional volume conversion rate (see "Transactional Volume" slide for further detail)
  - 2017: 35.2% conversion rate (2.3% improvement vs. 2016)
  - 2018 : gradual improvement until 42.7% conversion rate is achieved in Q4 2018
- **Conservative approach based solely on transactional conversion rate increases**
  - **Does not include any growth in total quotes or further improvement in gross margins, operating expense margins or product pricing**
- Analysis below sensitizes the 2018 – 2021 forecast output whereby 0% - 100% achievement of transactional quote conversion rate improvement
  - Generally, for every 25% reduction vs. target conversion levels over the forecast:
    - Cumulative EBITDA would be reduced ~$15 million
    - Cumulative excess cash flow available for debt repayment (the New ABL and 3.00% Convertible Notes) would be reduced ~$4.5 - $5.0 million
      - Includes cash taxes, cash interest expense, net working capital change associated with volume changes and base case capex

EBITDA and Excess Cash Flow Analysis *($ mm)*

% of Conversion Improvement Target	2018	2019	2020	2021	Total
EBITDA					
100.0% (base case)	$ 28.6	$ 43.7	$ 47.7	$ 48.5	$ 168.6
75.0%	26.0	39.6	43.6	44.4	153.6
50.0%	23.4	35.5	39.4	40.2	138.5
25.0%	20.7	31.5	35.3	36.0	123.5
0.0%	18.1	27.4	31.2	31.9	108.6
Excess Cash Flow for Debt Repayment (1)					
100.0% (base case)	$ (13.2)	$ 12.8	$ 30.0	$ 17.6	$ 47.3
75.0%	(9.5)	10.2	27.1	14.9	42.7
50.0%	(5.9)	7.6	24.1	12.3	38.2
25.0%	(2.5)	5.1	21.2	9.7	33.4
0.0%	0.7	2.5	18.2	7.1	28.4

(1) Operating and investing cash flow, inclusive of cash interest and cash income tax payment assumptions